UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03450

Name of Fund: BlackRock Focus Value Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Focus Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/07

Date of reporting period: 08/01/06 - 01/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock                                                              BLACKROCK
Focus Value Fund, Inc.

SEMI-ANNUAL REPORT
JANUARY 31, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Focus Value Fund, Inc.

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Robert J. Martorelli, Vice President and Co-Portfolio Manager
Kevin M. Rendino, Vice President and Co-Portfolio Manager
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245

Transfer Agent

PFPC Inc.
Wilmington, DE 19809
800-637-3863


2          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

A Letter to Shareholders

Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. Returns for the annual and semi-annual periods ended January 31, 2007 were as follows:

Total Returns as of January 31, 2007                                               6-month            12-month
==============================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                        +13.75%             +14.51%
--------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                       +14.95              +10.44
--------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                  +14.33              +19.84
--------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                + 3.65              + 4.28
--------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                     + 3.06              + 4.29
--------------------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                                  + 8.45              +11.76
--------------------------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the target rate at 5.25%, where it remained through period-end. In interrupting its interest rate-hiking campaign, the Fed initially acknowledged that economic growth was slowing, but maintained a cautionary view on inflation. Most recently, the central bankers have pointed to a firming in economic data and moderation in inflation, causing many to believe the Fed will likely remain on hold for the time being.

Overall, 2006 was a good year for U.S. equities, despite a mid-year correction that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. European equities and select emerging markets fared particularly well. This broad equity strength carried into January.

For much of 2006, bond yields moved higher as their prices declined. Prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.93% at January 31, 2007, while the six-month Treasury offered the highest yield on the curve at 5.16% -- both still below the federal funds rate.

As 2007 began, investors were left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate these and other uncertainties inherent in the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on 2006 and our 10 predictions for 2007, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           3

A Discussion With Your Fund's Portfolio Managers

      The Fund outperformed its benchmark and comparable Lipper category average for the period, benefiting from a shift toward attractively valued larger-cap stocks, which led the market off the bottom of a dramatic mid-2006 correction.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2007, BlackRock Focus Value Fund, Inc.'s (formerly Merrill Lynch Focus Value Fund, Inc.) Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +15.24%, +15.08%, +14.62%, +14.73% and +14.95%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) This compared to a return of +13.43% for the benchmark Russell 1000 Value Index and an average return of +13.48% for the Lipper Multi-Cap Value Funds category for the same period. (Funds in this Lipper category invest in companies in a variety of market-capitalization ranges that are considered to be undervalued relative to a major unmanaged stock index.)

The six-month period was a very strong one for equities, with the broad-market S&P 500 Index advancing 13.75%. The groundwork for the positive performance was laid when, in August, the Federal Reserve Board (the Fed) finally ended its two-year streak of interest rate increases. Oil prices, after reaching an all-time high near $78 per barrel in July, also began to recede and ended 2006 where they started the year -- at $61 per barrel. After a far-reaching market correction in the middle of 2006, which hit market leaders such as energy and materials stocks particularly hard, a different collection of companies started to outperform. From June to year-end, it was large cap, multinational companies that dominated. Given the relative outperformance of smaller-capitalization stocks over the past few years, valuations on these big names had become incredibly attractive from a risk/reward standpoint, prompting us to increase our exposure. This move proved advantageous, as many of our top performers for this six-month reporting period were just those types of companies: Morgan Stanley (with a market capitalization of $85 billion), General Electric Co. ($380 billion), Exxon Mobil Corp. ($420 billion), Time Warner, Inc. ($87 billion), Comcast Corp. ($90 billion) and Tyco International Ltd. ($60 billion).

For the most part, Fund performance during the period was driven by favorable security selection. However, from a sector perspective, we saw very strong results in information technology (IT) and financials. In IT, the Fund benefited from our overweight position and strong performance from a number of individual stocks, including International Business Machines Corp., Unisys Corp., Sun Microsystems, Inc. and Parametric Technology Corp. In financials, our focus on capital markets-related companies proved advantageous, as these companies benefited from the strong equity markets. In addition to Morgan Stanley, The Bank of New York Co., Inc. also was a top performer in the financials sector.

What changes were made to the portfolio during the period?

Reflecting our increased emphasis on large cap, multinational names, the Fund's average market cap ended the period near $70 billion, up from approximately $40 billion at the start of 2006. It has been many years since we have seen large-capitalization companies look as attractive as they have recently based on all measures, including price-to-book and price-to-earnings ratios.

One of the biggest shifts in the portfolio over the past six months involved deemphasizing economically sensitive sectors, such as consumer discretionary, materials and industrials, and turning some of that focus toward IT. This reflects the changing leadership in the marketplace and the specific values we have been able to find. We had been overweight in economically sensitive industry groups since the 2001-2002 timeframe. Coming out of an economic slowdown, those industries that had the most leverage to an improving business climate showed the greatest earnings growth. In today's more mature business cycle, we believe these types of companies will find it difficult to perform during the period of slowing earnings growth that we envision going forward. As a result, we trimmed our exposure to the consumer discretionary group by selling The Gap, Inc. and Foot Locker, Inc., and reduced our weightings in materials and industrials by disposing of International Paper Co. and selling a portion of our positions in E.I. du Pont de Nemours & Co., Raytheon Co. and Waste Management, Inc.

At the same time, we increased exposure to the IT sector with the addition of positions in Analog Devices, Inc., Motorola, Inc. and Sun Microsystems, Inc. We also significantly increased the Fund's exposure to Xerox Corp. For the most part, IT has been one of the most "unloved" sectors since the technology bubble implosion in 2001. Earnings estimates for the first half of 2007 indicate that IT is


4          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007
expected to be the fastest-growing sector in the S&P 500 Index. Whereas earnings growth estimates for many industries are down for the first half of the year, IT estimates are up double-digit percentages. With productivity figures and the economy slowing somewhat for the first time in several years, we believe spending on technology will increase. Arguably, there is no better avenue for the advancement of worker productivity than through IT. Other notable happenings in the IT industry include a new product cycle from Microsoft (that is, Vista), as well as some exciting innovations in home entertainment, including flat panel technology, high-definition TV and PC on TV. Additionally, there are a number of other factors that make the group attractive from an investment standpoint. First, companies are running their businesses more prudently than in the past by carefully managing inventories, maintaining strong balance sheets and shifting their capital-intensive manufacturing plants to outside manufacturers. Second, the weak dollar benefits most technology companies since they derive a good portion of their sales offshore. Finally, IT is the one sector where share-buyback activity has resulted in a noticeable decline in shares outstanding, thereby enhancing earnings leverage.

Despite our migration away from some of the economically sensitive areas of the market, we have not abandoned some of the smaller, cyclically oriented sectors and names that we believe still have tremendous potential. While the economy has slowed somewhat, it remains reasonably resilient and should continue to benefit these types of companies. We view the current economic environment as a "Goldilocks" scenario ("not too hot, not too cold"). As such, we believe it makes sense to have representation in the more stable names that can benefit in a "not too hot" environment as well as the smaller, high-growth potential companies that can perform well under a "not too cold" scenario.

How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was overweight versus the Russell 1000 Value Index in IT, industrials and materials, although the level of the overweighting in the latter two groups is declining. The Fund had underweights at period-end in financials, utilities and energy.

We believe the Fed's policy, to date, has struck the proper balance of fending off inflation while allowing the economic recovery to continue at a moderate pace. We are encouraged by the economy, which has led to healthy corporate profits, strong corporate balance sheets and an active merger-and-acquisition landscape. This backdrop has translated into very healthy equity markets. We believe these factors should remain in place, but are mindful that weakness in the housing market could lead to a slower rate of growth in the future. Additionally, the true impact of the 17 interest rate increases by the Fed may have yet to be felt. Finally, the political change in Congress during the midterm elections also may create new uncertainties regarding policy changes. The previously mentioned slowdown, coupled with falling commodity prices, leads us to believe that the long-awaited "Goldilocks" economy has taken hold.

Given this environment, we have migrated toward the larger end of the market-capitalization spectrum. We are of the opinion that large-capitalization companies offer a more compelling value proposition as we enter a potentially slower phase of economic recovery. In an environment of slower, non-recessionary growth, the markets should gravitate toward larger-capitalization issuers whose earnings streams are relatively predictable due to the diversification of their increasingly global businesses. These companies also are generating a large amount of free cash flow (and are deploying it in shareholder-friendly ways), and trade at very modest valuation levels. Additionally, the lower dollar, a by-product of the economic slowdown, also helps exporting companies. As a result, we have moved the Fund away from smaller- capitalization, domestic companies and toward larger, multinational corporations.

Robert J. Martorelli
Vice President and Co-Portfolio Manager

Kevin M. Rendino
Vice President and Co-Portfolio Manager

February 12, 2007

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation
--------------------------------------------------------------------------------


               BLACKROCK FOCUS VALUE FUND, INC.        JANUARY 31, 2007        5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Manager waived a portion of its investment advisory fee. Without such a waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                         6-Month          12-Month           10-Year
As of January 31, 2007                                 Total Return      Total Return      Total Return
=======================================================================================================
Institutional Shares*                                    +15.24%           +18.93%           +205.96%
-------------------------------------------------------------------------------------------------------
Investor A Shares*                                       +15.08            +18.63            +198.35
-------------------------------------------------------------------------------------------------------
Investor B Shares*                                       +14.62            +17.70            +180.55
-------------------------------------------------------------------------------------------------------
Investor C Shares*                                       +14.73            +17.80            +176.10
-------------------------------------------------------------------------------------------------------
Class R Shares*                                          +14.95            +18.40            +192.97
-------------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                            +13.43            +19.18            +174.24
-------------------------------------------------------------------------------------------------------
S&P 500(R) Index***                                      +13.75            +14.51            +114.47
-------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Russell 1000 is a registered trademark of the Frank Russell Company.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       BLACKROCK FOCUS VALUE FUND, INC.        JANUARY 31, 2007

Performance Data (concluded)

Edgar description for BlackRock Focus Value Fund, Inc.

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B, Investor C & Class R Shares compared to growth of an investment in the Russell 1000 Value Index and the S&P 500 Index. Values are from January 1997 to January 2007:

                    BR Focus        BR Focus          BR Focus        BR Focus        BR Focus
                       Value           Value             Value           Value           Value
                   Fund, Inc      Fund, Inc.        Fund, Inc.      Fund, Inc.      Fund, Inc.   Russell 1000
               Institutional      Investor A       Investor B       Investor C         Class R          Value        S&P 500
                    Shares*+        Shares*+          Shares*+        Shares*+        Shares*+        Index++       Index+++
1/97                 $10,000         $ 9,475           $10,000         $10,000         $10,000        $10,000         $10,000
1/98                 $12,115         $11,443           $11,991         $11,986         $12,055        $12,711         $12,691
1/99                 $12,894         $12,148           $12,635         $12,630         $12,765        $15,028         $16,814
1/00                 $18,075         $16,995           $17,533         $17,519         $17,806        $15,482         $18,554
1/01                 $19,934         $18,702           $19,131         $19,121         $19,540        $17,192         $18,387
1/02                 $19,558         $18,286           $18,589         $18,565         $19,076        $16,045         $15,418
1/03                 $15,116         $14,106           $14,215         $14,207         $14,686        $13,329         $11,869
1/04                 $21,573         $20,078           $20,082         $20,070         $20,973        $18,074         $15,972
1/05                 $23,208         $21,547           $21,384         $21,363         $22,442        $20,323         $16,967
1/06                 $25,726         $23,828           $23,648         $23,438         $24,744        $23,010         $18,729
1/07                 $30,596         $28,269           $28,055         $27,610         $29,297        $27,424         $21,447

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests in a diversified portfolio of equity and fixed income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++ This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                       Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 1/31/07                                                 +18.93%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                                               + 9.36
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                                +11.83
--------------------------------------------------------------------------------

                                               Return Without       Return With
                                                Sales Charge       Sales Charge*
===============================================================================
Investor A Shares
===============================================================================
One Year Ended 1/31/07                             +18.63%            +12.41%
-------------------------------------------------------------------------------
Five Years Ended 1/31/07                           + 9.10             + 7.93
-------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +11.55             +10.95
-------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC        With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 1/31/07                             +17.70%             +13.20%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           + 8.24              + 7.95
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +10.87              +10.87
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC        With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 1/31/07                             +17.80%             +16.80%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           + 8.26              + 8.26
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +10.69              +10.69
--------------------------------------------------------------------------------

                                                                       Return
================================================================================
Class R Shares
================================================================================
One Year Ended 1/31/07                                                 +18.40%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                                               + 8.96
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                                +11.35
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2006 and held through January 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                           Expenses Paid
                                                               Beginning               Ending           During the Period*
                                                             Account Value          Account Value        August 1, 2006 to
                                                            August 1, 2006        January 31, 2007       January 31, 2007
==========================================================================================================================
Actual
==========================================================================================================================
Institutional                                                    $1,000                $1,152.40               $ 5.37
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                       $1,000                $1,150.80               $ 6.72
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                       $1,000                $1,146.20               $10.87
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                       $1,000                $1,147.30               $10.88
--------------------------------------------------------------------------------------------------------------------------
Class R                                                          $1,000                $1,149.50               $ 8.07
==========================================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================================
Institutional                                                    $1,000                $1,020.21               $ 5.04
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                       $1,000                $1,018.95               $ 6.31
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                       $1,000                $1,015.07               $10.21
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                       $1,000                $1,015.07               $10.21
--------------------------------------------------------------------------------------------------------------------------
Class R                                                          $1,000                $1,017.69               $ 7.58
--------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.99% for Institutional, 1.24% for Investor A, 2.01% for Investor B, 2.01% for Investor C and 1.49% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

Portfolio Information

As of January 31, 2007

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
JPMorgan Chase & Co. ............................................        4.0%
Citigroup, Inc. .................................................        3.5
Chevron Corp. ...................................................        3.2
American International Group, Inc. ..............................        2.8
International Business Machines Corp. ...........................        2.8
AT&T Inc. .......................................................        2.8
Exxon Mobil Corp. ...............................................        2.7
Comcast Corp. Special Class A ...................................        2.7
Xerox Corp. .....................................................        2.7
GlobalSantaFe Corp. .............................................        2.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                       Total
Investment Criteria                                                  Investments
--------------------------------------------------------------------------------
Earnings Turnaround .............................................       38.6%
Operational Restructuring .......................................       25.9
Price-to-Book ...................................................        9.4
Above-Average Yield .............................................        8.8
Price-to-Earnings Per Share .....................................        8.3
Discount to Assets ..............................................        4.2
Other* ..........................................................        4.8
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments and options written.

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Diversified Financial Services ..................................         9.0%
Insurance .......................................................         7.6
Oil, Gas & Consumable Fuels .....................................         7.2
Media ...........................................................         6.7
Pharmaceuticals .................................................         5.4
--------------------------------------------------------------------------------
* For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           9

Schedule of Investments as of January 31, 2007 (Unaudited)

                                                    Shares
        Industry       Common Stocks                  Held             Value
===============================================================================
Above-Average Yield -- 9.2%
-------------------------------------------------------------------------------
        Commercial Services &
        Supplies -- 1.6%
        Waste Management, Inc.                     152,700         $  5,799,546
        -----------------------------------------------------------------------
        Diversified Telecommunication
        Services -- 2.8%
        AT&T Inc.                                  261,300            9,832,719
        -----------------------------------------------------------------------
        Food Products -- 1.9%
        General Mills, Inc.                        116,600            6,674,184
        -----------------------------------------------------------------------
        Pharmaceuticals -- 2.0%
        Pfizer, Inc.                               278,000            7,294,720
        -----------------------------------------------------------------------
        Trading Companies &
        Distributors -- 0.9%
        UAP Holding Corp.                          121,630            3,046,831
        -----------------------------------------------------------------------
        Total Above-Average Yield                                    32,648,000
        =======================================================================

===============================================================================
Discount to Assets -- 4.3%
--------------------------------------------------------------------------------
        Diversified Telecommunication
        Services -- 1.7%
        Verizon Communications, Inc.               155,500            5,989,860
        -----------------------------------------------------------------------
        Energy Equipment &
        Services -- 2.6%
        GlobalSantaFe Corp.                        162,900            9,449,829
        -----------------------------------------------------------------------
        Total Discount to Assets                                     15,439,689
        =======================================================================

===============================================================================
Earnings Turnaround -- 39.9%
-------------------------------------------------------------------------------
        Aerospace & Defense -- 1.6%
        Northrop Grumman Corp.                      79,500            5,639,730
        -----------------------------------------------------------------------
        Capital Markets -- 2.5%
        Morgan Stanley                             107,800            8,924,762
        -----------------------------------------------------------------------
        Commercial Banks -- 1.5%
        Wachovia Corp.                              98,100            5,542,650
        -----------------------------------------------------------------------
        Communications
        Equipment -- 0.9%
        Motorola, Inc.                             155,400            3,084,690
        -----------------------------------------------------------------------
        Computers & Peripherals -- 3.9%
        International Business Machines Corp.      101,700           10,083,555
        Sun Microsystems, Inc. (b)                 576,200            3,825,968
                                                                   ------------
                                                                     13,909,523
        -----------------------------------------------------------------------
        Diversified Financial
        Services -- 1.5%
        Bank of America Corp.                      104,401            5,489,405
        -----------------------------------------------------------------------
        Food & Staples Retailing -- 4.4%
        The Kroger Co.                             303,100            7,759,360
        The Topps Co., Inc.                        823,302            8,101,292
                                                                   ------------
                                                                     15,860,652
        -----------------------------------------------------------------------
        Food Products -- 2.2%
        Unilever NV (a)                            289,600            7,729,424
        -----------------------------------------------------------------------
        Health Care Equipment &
        Supplies -- 2.0%
        Baxter International, Inc.                 143,900            7,146,074
        -----------------------------------------------------------------------
        Industrial Conglomerates -- 2.0%
        General Electric Co.                       197,100            7,105,455
        -----------------------------------------------------------------------
        Metals & Mining -- 1.5%
        Alcoa, Inc.                                171,100            5,526,530
        -----------------------------------------------------------------------
        Oil, Gas & Consumable
        Fuels -- 4.0%
        Exxon Mobil Corp.                          132,000            9,781,200
        Peabody Energy Corp.                       107,000            4,368,810
                                                                   ------------
                                                                     14,150,010
        -----------------------------------------------------------------------
        Pharmaceuticals -- 2.5%
        Bristol-Myers Squibb Co.                   133,100            3,831,949
        GlaxoSmithKline Plc (a)                     93,400            5,055,742
                                                                   ------------
                                                                      8,887,691
        -----------------------------------------------------------------------
        Semiconductors & Semiconductor
        Equipment -- 4.7%
        Analog Devices, Inc.                       163,200            5,344,800
        LSI Logic Corp. (b)                        826,900            7,772,860
        Intel Corp.                                169,900            3,561,104
                                                                   ------------
                                                                     16,678,764
        -----------------------------------------------------------------------
        Software -- 4.7%
        Borland Software Corp. (b)               1,447,000            7,900,620
        Parametric Technology Corp. (b)            454,700            9,012,154
                                                                   ------------
                                                                     16,912,774
        -----------------------------------------------------------------------
        Total Earnings Turnaround                                   142,588,134
        =======================================================================

===============================================================================
Operational Restructuring -- 26.9%
-------------------------------------------------------------------------------
        Aerospace & Defense -- 2.1%
        Raytheon Co.                               141,900            7,364,610
        -----------------------------------------------------------------------
        Capital Markets -- 2.6%
        The Bank of New York Co., Inc.             228,800            9,154,288
        -----------------------------------------------------------------------
        Chemicals -- 2.4%
        E.I. du Pont de Nemours & Co.              171,600            8,504,496
        -----------------------------------------------------------------------
        Diversified Financial
        Services -- 4.0%
        JPMorgan Chase & Co.                       279,640           14,242,065
        -----------------------------------------------------------------------
        IT Services -- 2.1%
        Unisys Corp. (b)                           859,500            7,408,890
        -----------------------------------------------------------------------
        Industrial Conglomerates -- 2.6%
        Tyco International Ltd.                    291,300            9,286,644
        -----------------------------------------------------------------------
        Media -- 5.0%
        Comcast Corp. Special Class A (b)          221,600            9,630,736
        Time Warner, Inc. (f)                      368,100            8,050,347
                                                                   ------------
                                                                     17,681,083
        -----------------------------------------------------------------------
        Office Electronics -- 2.7%
        Xerox Corp. (b)                            549,700            9,454,840
        -----------------------------------------------------------------------
        Paper & Forest Products -- 0.2%
        Louisiana-Pacific Corp.                     24,900              570,459
        -----------------------------------------------------------------------
        Pharmaceuticals -- 0.9%
        Johnson & Johnson                           56,000            3,740,800
        -----------------------------------------------------------------------
        Wireless Telecommunication
        Services -- 2.3%
        Sprint Nextel Corp.                        455,700            8,125,131
        -----------------------------------------------------------------------
        Total Operational Restructuring                              95,533,306
        =======================================================================


10          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

Schedule of Investments (concluded)

                                                    Shares
        Industry       Common Stocks                  Held             Value
===============================================================================
Price-to-Book -- 9.7%
--------------------------------------------------------------------------------
        Diversified Financial
        Services -- 3.5%
        Citigroup, Inc.                            223,400         $ 12,316,042
        -----------------------------------------------------------------------
        Insurance -- 6.2%
        American International Group, Inc.         148,000           10,130,620
        Genworth Financial, Inc. Class A           148,900            5,196,610
        The St. Paul Travelers Cos., Inc.          136,645            6,948,398
                                                                   ------------
                                                                     22,275,628
        -----------------------------------------------------------------------
        Total Price-to-Book                                          34,591,670
        =======================================================================

===============================================================================
Price-to-Earnings Per Share -- 8.6%
-------------------------------------------------------------------------------
        Containers & Packaging -- 2.3%
        Packaging Corp. of America                 354,000            8,085,360
        -----------------------------------------------------------------------
        Insurance -- 1.4%
        XL Capital Ltd. Class A (f)                 74,800            5,161,200
        -----------------------------------------------------------------------
        Media -- 1.7%
        Gannett Co., Inc.                          104,900            6,098,886
        -----------------------------------------------------------------------
        Oil, Gas & Consumable
        Fuels -- 3.2%
        Chevron Corp.                              154,800           11,281,824
        -----------------------------------------------------------------------
        Total Price-to-Earnings Per Share                            30,627,270
        =======================================================================
        Total Common Stocks
        (Cost -- $270,174,331) -- 98.6%                             351,428,069
        =======================================================================

                                                Beneficial
        Industry       Other Interests (c)        Interest             Value
===============================================================================
Financial Restructuring -- 0.0%
-------------------------------------------------------------------------------
        Oil, Gas & Consumable Fuels -- 0.0%
        WRT Energy Corp. (Litigation Trust
        Certificates) (g)                      $ 1,981,437         $          0
        -----------------------------------------------------------------------
        Total Other Interests
        (Cost -- $202,416) -- 0.0%                                            0
        =======================================================================

===============================================================================
                       Short-Term Securities
===============================================================================

        BlackRock Liquidity Series, LLC
          Cash Sweep Series, 5.29% (d)(h)      $12,125,219           12,125,219
        BlackRock Liquidity Series, LLC
          Money Market Series, 5.29% (d)(e)(h)   5,908,200            5,908,200
        -----------------------------------------------------------------------
        Total Short-Term Securities
        (Cost -- $18,033,419) -- 5.1%                                18,033,419
        =======================================================================
        Total Investments
        (Cost -- $288,410,166) -- 103.7%                           $369,461,488
        =======================================================================

===============================================================================
                                                Number of
                       Options Written           Contracts
===============================================================================
        Call Options Written
        Sprint Nextel Corp., expiring
        January 2008 at USD 20                       2,000             (260,000)
        -----------------------------------------------------------------------
        Total Options Written
        (Premiums Received -- $238,992) -- (0.1%)                      (260,000)
        =======================================================================
        Total Investments, Net of Options Written
        (Cost -- $288,171,174*) -- 103.6%                           369,201,488

        Liabilities in Excess of Other Assets -- (3.6%)             (12,828,802)
                                                                   ------------
        Net Assets -- 100.0%                                       $356,372,686
                                                                   ============


* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of January 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................     $289,527,874
                                                                   ============
      Gross unrealized appreciation ..........................     $ 80,977,165
      Gross unrealized depreciation ..........................       (1,303,551)
                                                                   ------------
      Net unrealized appreciation ............................     $ 79,673,614
                                                                   ============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
      Affiliate                                  Net Activity    Interest Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                        $  7,778,601       $246,607
      BlackRock Liquidity Series, LLC
        Money Market Series                      $(41,301,500)      $ 15,332
      --------------------------------------------------------------------------

(e)   Security was purchased with the cash proceeds from securities loans.
(f)   Security, or a portion of security, is on loan.
(g) Restricted security as to resale, representing 0.0% of net assets, was as follows:

      --------------------------------------------------------------------------
                                           Acquisition
      Issue                                    Date            Cost        Value
      --------------------------------------------------------------------------
      WRT Energy Corp.
        (Litigation Trust Certificates)      7/10/1997       $202,416       $0
      --------------------------------------------------------------------------

(h)   Represents the current yield as of January 31, 2007.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           11

Statement of Assets and Liabilities

As of January 31, 2007 (Unaudited)
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
          Investments in unaffiliated securities, at value (including securities loaned
            of $5,654,997) (identified cost -- $270,376,747) ...................................                  $351,428,069
          Investments in affiliated securities, at value (identified cost -- $18,033,419) ......                    18,033,419
          Receivables:
            Dividends ..........................................................................   $    383,887
            Capital shares sold ................................................................         94,783
            Securities lending .................................................................          1,356        480,026
                                                                                                   ------------
          Prepaid expenses .....................................................................                        21,242
                                                                                                                  ------------
          Total assets .........................................................................                   369,962,756
                                                                                                                  ------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
          Collateral on securities loaned, at value ............................................                     5,908,200
          Options written, at value (premiums received -- $238,992) ............................                       260,000
          Payables:
              Securities purchased .............................................................      3,838,687
              Capital shares redeemed ..........................................................      3,180,231
              Investment adviser ...............................................................        226,116
              Distributor ......................................................................         75,760
              Other affiliates .................................................................          3,235      7,324,029
                                                                                                   ------------
          Accrued expenses and other liabilities ...............................................                        97,841
                                                                                                                  ------------
          Total liabilities ....................................................................                    13,590,070
                                                                                                                  ------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
          Net assets ...........................................................................                  $356,372,686
                                                                                                                  ============
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
          Institutional Shares of Common Stock, $.10 par value, 50,000,000 shares authorized ...                  $  1,110,792
          Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .....                       895,512
          Investor B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .....                       173,739
          Investor C Shares of Common Stock, $.10 par value, 50,000,000 shares authorized ......                       197,145
          Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ........                         5,388
          Paid-in capital in excess of par .....................................................                   264,916,210
          Undistributed investment income -- net ...............................................   $    326,177
          Undistributed realized capital gains -- net ..........................................      7,717,409
          Unrealized appreciation -- net .......................................................     81,030,314
                                                                                                   ------------
          Total accumulated earnings -- net ....................................................                    89,073,900
                                                                                                                  ------------
          Net Assets ...........................................................................                  $356,372,686
                                                                                                                  ============
==============================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
          Institutional -- Based on net assets of $169,776,501 and 11,107,921 shares outstanding                  $      15.28
                                                                                                                  ============
          Investor A -- Based on net assets of $135,500,239 and 8,955,122 shares outstanding ...                  $      15.13
                                                                                                                  ============
          Investor B -- Based on net assets of $23,928,711 and 1,737,387 shares outstanding ....                  $      13.77
                                                                                                                  ============
          Investor C -- Based on net assets of $26,410,785 and 1,971,445 shares outstanding ....                  $      13.40
                                                                                                                  ============
          Class R -- Based on net assets of $756,450 and 53,879 shares outstanding .............                  $      14.04
                                                                                                                  ============

      See Notes to Financial Statements.


12          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

Statement of Operations

For the Six Months Ended January 31, 2007 (Unaudited)
==============================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------
          Dividends (net of $26,484 foreign withholding tax) ...................................                  $  3,370,501
          Interest from affiliates .............................................................                       246,607
          Securities lending -- net ............................................................                        15,332
                                                                                                                  ------------
          Total income .........................................................................                     3,632,440
                                                                                                                  ------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
          Investment advisory fees .............................................................   $  1,745,162
          Service fees -- Investor A ...........................................................        166,153
          Service and distribution fees -- Investor B ..........................................        126,519
          Service and distribution fees -- Investor C ..........................................        126,333
          Transfer agent fees -- Institutional .................................................         99,112
          Transfer agent fees -- Investor A ....................................................         79,856
          Accounting services ..................................................................         66,713
          Professional fees ....................................................................         41,054
          Printing and shareholder reports .....................................................         30,017
          Registration fees ....................................................................         25,708
          Transfer agent fees -- Investor C ....................................................         17,802
          Transfer agent fees -- Investor B ....................................................         17,635
          Custodian fees .......................................................................         16,119
          Directors' fees and expenses .........................................................          9,637
          Service and distribution fees -- Class R .............................................          1,561
          Pricing fees .........................................................................            515
          Transfer agent fees -- Class R .......................................................            376
          Other ................................................................................         15,380
                                                                                                   ------------
          Total expenses before waiver .........................................................      2,585,652
          Waiver of expenses ...................................................................       (436,290)
                                                                                                   ------------
          Total expenses after waiver ..........................................................                     2,149,362
                                                                                                                  ------------
          Investment income -- net .............................................................                     1,483,078
                                                                                                                  ------------
==============================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
------------------------------------------------------------------------------------------------------------------------------
          Realized gain on investments -- net ..................................................                    13,905,143
          Change in unrealized appreciation/depreciation on:
            Investments -- net .................................................................     33,369,813
            Options written -- net .............................................................        (21,008)    33,348,805
                                                                                                   ---------------------------
          Total realized and unrealized gain -- net ............................................                    47,253,948
                                                                                                                  ------------
          Net Increase in Net Assets Resulting from Operations .................................                  $ 48,737,026
                                                                                                                  ============

      See Notes to Financial Statements.


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           13

Statements of Changes in Net Assets

                                                                                                    For the Six       For the
                                                                                                   Months Ended     Year Ended
                                                                                                 January 31, 2007    July 31,
Increase (Decrease) in Net Assets:                                                                  (Unaudited)        2006
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
          Investment income -- net .............................................................   $  1,483,078   $  1,969,732
          Realized gain -- net .................................................................     13,905,143     34,404,256
          Change in unrealized appreciation/depreciation -- net ................................     33,348,805    (10,674,982)
                                                                                                   ---------------------------
          Net increase in net assets resulting from operations .................................     48,737,026     25,699,006
                                                                                                   ---------------------------
==============================================================================================================================
Dividends & Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------------
          Investment income -- net:
            Institutional ......................................................................     (1,957,773)      (662,437)
            Investor A .........................................................................     (1,141,424)      (191,705)
            Investor B .........................................................................         (6,674)            --
            Investor C .........................................................................        (16,998)            --
            Class R ............................................................................         (3,740)          (137)
          Realized gain -- net:
            Institutional ......................................................................    (15,804,834)    (5,610,608)
            Investor A .........................................................................    (12,916,921)    (4,562,017)
            Investor B .........................................................................     (2,615,218)    (1,348,179)
            Investor C .........................................................................     (2,686,481)    (1,129,292)
            Class R ............................................................................        (59,583)       (18,151)
                                                                                                   ---------------------------
          Net decrease in net assets resulting from dividends and distributions to shareholders     (37,209,646)   (13,522,526)
                                                                                                   ---------------------------
==============================================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------------
          Net increase (decrease) in net assets derived from capital share transactions ........      9,677,669    (60,080,064)
                                                                                                   ---------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
          Total increase (decrease) in net assets ..............................................     21,205,049    (47,903,584)
          Beginning of period ..................................................................    335,167,637    383,071,221
                                                                                                   ---------------------------
          End of period* .......................................................................   $356,372,686   $335,167,637
                                                                                                   ===========================
            * Undistributed investment income -- net ...........................................   $    326,177   $  1,969,708
                                                                                                   ===========================

      See Notes to Financial Statements.


14          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

Financial Highlights

                                                                                        Institutional
                                                           -----------------------------------------------------------------------
                                                           For the Six
                                                           Months Ended
                                                            January 31,                  For the Year Ended July 31,
The following per share data and ratios have been derived      2007       --------------------------------------------------------
from information provided in the financial statements.      (Unaudited)     2006         2005        2004       2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period ...........   $  14.84     $  14.27     $  12.16    $  10.36   $   8.60    $  12.04
                                                             ---------------------------------------------------------------------
          Investment income -- net** .....................        .08          .12          .07         .04         --+        .01
          Realized and unrealized gain (loss) -- net .....       2.05          .99         2.04        1.76       1.76       (2.71)
                                                             ---------------------------------------------------------------------
          Total from investment operations ...............       2.13         1.11         2.11        1.80       1.76       (2.70)
                                                             ---------------------------------------------------------------------
          Less dividends and distributions from:
            Investment income -- net .....................       (.18)        (.06)          --          --         --          --
            Realized gain -- net .........................      (1.51)        (.48)          --          --         --        (.74)
                                                             ---------------------------------------------------------------------
          Total dividends and distributions ..............      (1.69)        (.54)          --          --         --        (.74)
                                                             ---------------------------------------------------------------------
          Net asset value, end of period .................   $  15.28     $  14.84     $  14.27    $  12.16   $  10.36    $   8.60
                                                             =====================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
          Based on net asset value per share .............       15.24%@      8.06%       17.35%      17.37%     20.47%     (22.95%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
          Expenses, net of waiver ........................        .99%*       1.01%        1.01%       1.09%      1.17%       1.16%
                                                             =====================================================================
          Expenses .......................................       1.24%*       1.26%        1.26%       1.26%      1.32%       1.28%
                                                             =====================================================================
          Investment income -- net .......................       1.09%*        .83%         .52%        .33%       .02%        .14%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
          Net assets, end of period (in thousands) .......   $169,777     $158,175     $173,121    $172,024   $161,723    $154,734
                                                             =====================================================================
          Portfolio turnover .............................      26.78%       99.76%       72.41%      91.79%     54.67%     123.59%
                                                             =====================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           15

                                                                                           Investor A
                                                           -----------------------------------------------------------------------
                                                           For the Six
                                                           Months Ended
                                                            January 31,                  For the Year Ended July 31,
The following per share data and ratios have been derived      2007       --------------------------------------------------------
from information provided in the financial statements.      (Unaudited)     2006         2005        2004       2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period ...........   $  14.68     $  14.12     $  12.06    $  10.30   $   8.58    $  12.01
                                                             ---------------------------------------------------------------------
          Investment income (loss) -- net*** .............        .06          .08          .04         .01       (.02)       (.01)
          Realized and unrealized gain (loss) -- net .....       2.03          .98         2.02        1.75       1.74       (2.70)
                                                             ---------------------------------------------------------------------
          Total from investment operations ...............       2.09         1.06         2.06        1.76       1.72       (2.71)
                                                             ---------------------------------------------------------------------
          Less dividends and distributions from:
            Investment income -- net .....................       (.13)        (.02)          --          --         --          --
            Realized gain -- net .........................      (1.51)        (.48)          --          --         --        (.72)
                                                             ---------------------------------------------------------------------
          Total dividends and distributions ..............      (1.64)        (.50)          --          --         --        (.72)
                                                             ---------------------------------------------------------------------
          Net asset value, end of period .................   $  15.13     $  14.68     $  14.12    $  12.06   $  10.30    $   8.58
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
          Based on net asset value per share .............      15.08%+       7.79%       17.08%      17.09%     20.05%     (23.06%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
          Expenses, net of waiver ........................       1.24%*       1.26%        1.26%       1.34%      1.42%       1.41%
                                                             =====================================================================
          Expenses .......................................       1.49%*       1.51%        1.51%       1.51%      1.57%       1.54%
                                                             =====================================================================
          Investment income (loss) -- net ................        .84%*        .58%         .27%        .08%      (.23%)      (.12%)
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
          Net assets, end of period (in thousands) .......   $135,500     $126,028     $135,696    $136,688   $120,193    $109,033
                                                             =====================================================================
          Portfolio turnover .............................      26.78%       99.76%       72.41%      91.79%     54.67%     123.59%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


16          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

                                                                                            Investor B
                                                           -----------------------------------------------------------------------
                                                           For the Six
                                                           Months Ended
                                                            January 31,                  For the Year Ended July 31,
The following per share data and ratios have been derived      2007       --------------------------------------------------------
from information provided in the financial statements.      (Unaudited)     2006         2005        2004       2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period ...........   $  13.37     $  12.98    $  11.17    $   9.62    $   8.07    $  11.36
                                                             ---------------------------------------------------------------------
          Investment income (loss) -- net*** .............        .01         (.03)       (.06)       (.08)       (.09)       (.09)
          Realized and unrealized gain (loss) -- net .....       1.84          .90        1.87        1.63        1.64       (2.54)
                                                             ---------------------------------------------------------------------
          Total from investment operations ...............       1.85          .87        1.81        1.55        1.55       (2.63)
                                                             ---------------------------------------------------------------------
          Less dividends and distributions from:
            Investment income -- net .....................         --+          --          --          --          --          --
            Realized gain -- net .........................      (1.45)        (.48)         --          --          --        (.66)
                                                             ---------------------------------------------------------------------
          Total dividends and distributions ..............      (1.45)        (.48)         --          --          --        (.66)
                                                             ---------------------------------------------------------------------
          Net asset value, end of period .................   $  13.77     $  13.37    $  12.98    $  11.17    $   9.62    $   8.07
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
          Based on net asset value per share .............      14.62%@       6.97%      16.20%      16.11%      19.21%     (23.69%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
          Expenses, net of waiver ........................       2.01%*       2.03%       2.03%       2.11%       2.20%       2.18%
                                                             =====================================================================
          Expenses .......................................       2.26%*       2.28%       2.28%       2.27%       2.35%       2.30%
                                                             =====================================================================
          Investment income (loss) -- net ................        .09%*       (.21%)      (.50%)      (.70%)     (1.02%)      (.89%)
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
          Net assets, end of period (in thousands) .......   $ 23,929     $ 26,537    $ 42,351    $ 57,812    $ 67,382    $ 79,617
                                                             =====================================================================
          Portfolio turnover .............................      26.78%       99.76%      72.41%      91.79%      54.67%     123.59%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Amount is less than ($.01) per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           17

                                                                                            Investor C
                                                           -----------------------------------------------------------------------
                                                           For the Six
                                                           Months Ended
                                                            January 31,                  For the Year Ended July 31,
The following per share data and ratios have been derived      2007       --------------------------------------------------------
from information provided in the financial statements.      (Unaudited)     2006         2005        2004       2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period ...........   $  13.07    $  12.71     $  10.94    $   9.42    $   7.90    $  11.17
                                                             ---------------------------------------------------------------------
          Investment income (loss) -- net*** .............         --+       (.03)        (.06)       (.08)       (.08)       (.09)
          Realized and unrealized gain (loss) -- net .....       1.82         .87         1.83        1.60        1.60       (2.50)
                                                             ---------------------------------------------------------------------
          Total from investment operations ...............       1.82         .84         1.77        1.52        1.52       (2.59)
                                                             ---------------------------------------------------------------------
          Less dividends and distributions from:
            Investment income -- net .....................       (.01)         --           --          --          --          --
            Realized gain -- net .........................      (1.48)       (.48)          --          --          --        (.68)
                                                             ---------------------------------------------------------------------
          Total dividends and distributions ..............      (1.49)       (.48)          --          --          --        (.68)
                                                             ---------------------------------------------------------------------
          Net asset value, end of period .................   $  13.40    $  13.07     $  12.71    $  10.94    $   9.42    $   7.90
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
          Based on net asset value per share .............      14.73%@      6.88%       16.18%      16.14%      19.24%     (23.73%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
          Expenses, net of waiver ........................       2.01%*      2.03%        2.04%       2.12%       2.21%       2.19%
                                                             =====================================================================
          Expenses .......................................       2.26%*      2.28%        2.29%       2.28%       2.36%       2.32%
                                                             =====================================================================
          Investment income (loss) -- net ................        .07%*      (.21%)       (.50%)      (.70%)     (1.02%)      (.88%)
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
          Net assets, end of period (in thousands) .......   $ 26,411    $ 23,819     $ 31,391    $ 34,179    $ 31,492    $ 31,763
                                                             =====================================================================
          Portfolio turnover .............................      26.78%      99.76%       72.41%      91.79%      54.67%     123.59%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

Financial Highlights (concluded)

                                                                                        Class R
                                                           -------------------------------------------------------------------
                                                             For the Six           For the Year Ended           For the Period
                                                             Months Ended                July 31,             January 3, 2003+
The following per share data and ratios have been derived  January 31, 2007 ---------------------------------    to July 31,
from information provided in the financial statements.       (Unaudited)      2006         2005        2004          2003
==============================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period ............   $  13.71      $  13.23     $  11.33    $   9.71     $   8.67
                                                              ----------------------------------------------------------------
          Investment income (loss) -- net** ...............        .04           .05           --@@@       --@@        .04
          Realized and unrealized gain -- net .............       1.89           .91         1.90        1.62         1.00
                                                              ----------------------------------------------------------------
          Total from investment operations ................       1.93           .96         1.90        1.62         1.04
                                                              ----------------------------------------------------------------
          Less dividends and distributions from:
            Investment income -- net ......................       (.09)           --@@         --          --           --
            Realized gain -- net ..........................      (1.51)         (.48)          --          --           --
                                                              ----------------------------------------------------------------
          Total dividends and distributions ...............      (1.60)         (.48)          --          --           --
                                                              ----------------------------------------------------------------
          Net asset value, end of period ..................   $  14.04      $  13.71     $  13.23    $  11.33     $   9.71
                                                              ================================================================
==============================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------
          Based on net asset value per share ..............      14.95%@        7.56%       16.77%      16.68%       12.00%@
                                                              ================================================================
==============================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------
          Expenses, net of waiver .........................       1.49%*        1.51%        1.51%       1.57%        1.67%*
                                                              ================================================================
          Expenses ........................................       1.74%*        1.76%        1.76%       1.75%        1.82%*
                                                              ================================================================
          Investment income (loss) -- net .................        .59%*         .34%         .03%       (.05%)       (.27%)*
                                                              ================================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
          Net assets, end of period (in thousands) ........   $    756      $    609     $    513    $    389       $   --++
                                                              ================================================================
          Portfolio turnover ..............................      26.78%        99.76%       72.41%      91.79%       54.67%
                                                              ================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           19

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Focus Value Fund, Inc. was renamed BlackRock Focus Value Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the


20          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007
value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in price of the underlying security or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           21
tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 1.00% of the average daily value of the Fund's net assets. The Manager (and previously FAM) has contractually agreed to waive .25% of its fee resulting in an annual fee equal to .75% of the average daily value of the Fund's net assets. This contractual waiver agreement has a one-year term and is automatically renewable year to year unless terminated by the Manager. For the period August 1, 2006 to September 29, 2006, FAM earned fees of $548,474, of which $137,119 was waived. For the period September 29, 2006 to January 31, 2007, the Manager earned fees of $1,196,688, of which $299,171 was waived.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, FAM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service fees and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Service     Distribution
                                                         Fee           Fee
--------------------------------------------------------------------------------
Investor A .......................................      .25%            --
Investor B........................................      .25%           .75%
Investor C........................................      .25%           .75%
Class R...........................................      .25%           .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder services and distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended January 31, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and


22          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD       MLPF&S        BDI
--------------------------------------------------------------------------------
Investor A....................................     $1,178      $12,224       $47
--------------------------------------------------------------------------------

For the six months ended January 31, 2007, MLPF&S received contingent deferred sales charges of $5,202 and $431 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $28 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to January 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                     Call Center
                                                                         Fees
--------------------------------------------------------------------------------
Institutional ...............................................           $1,421
Investor A ..................................................           $1,165
Investor B ..................................................           $  304
Investor C ..................................................           $  229
Class R .....................................................           $    6
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended January 31, 2007, BIM received $6,208 in securities lending agent fees.

In addition, MLPF&S received $75,637 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 2007.

For the six months ended January 31, 2007, the Fund reimbursed FAM and the Manager $1,069 and $2,139, respectively, for certain accounting services.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2007 were $90,510,602 and $112,868,537, respectively.

Transactions in call options written for the six months ended January 31, 2007 were as follows:

-------------------------------------------------------------------------------
                                                   Number of         Premiums
                                                   Contracts         Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ....................                --                 --
Options written ..........................             2,000       $    238,992
                                                -------------------------------
Outstanding call options written,
  end of period ..........................             2,000       $    238,992
                                                ===============================

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $9,677,669 and $(60,080,064) for the six months ended January 31, 2007 and the year ended July 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Six Months                                Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           390,544       $  5,699,124
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           848,081         12,221,490
                                                -------------------------------
Total issued .............................         1,238,625         17,920,614
Shares redeemed ..........................          (788,090)       (11,770,202)
                                                -------------------------------
Net increase .............................           450,535       $  6,150,412
                                                ===============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           471,851       $  6,632,904
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           399,615          5,505,500
                                                -------------------------------
Total issued .............................           871,466         12,138,404
Shares redeemed ..........................        (2,344,047)       (33,086,613)
                                                -------------------------------
Net decrease .............................        (1,472,581)      $(20,948,209)
                                                ===============================


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           23

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                   Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           672,702       $  9,927,999
Automatic conversion of shares ...........            56,030            831,988
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           791,317         11,291,456
                                                -------------------------------
Total issued .............................         1,520,049         22,051,443
Shares redeemed ..........................        (1,152,040)       (17,088,492)
                                                -------------------------------
Net increase .............................           368,009       $  4,962,951
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           517,347       $  7,262,405
Automatic conversion of shares ...........           535,965          7,437,583
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           310,746          4,247,406
                                                -------------------------------
Total issued .............................         1,364,058         18,947,394
Shares redeemed ..........................        (2,389,363)       (33,629,756)
                                                -------------------------------
Net decrease .............................        (1,025,305)      $(14,682,362)
                                                ===============================

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                   Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           155,854       $  2,087,457
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           159,618          2,072,092
                                                -------------------------------
Total issued .............................           315,472          4,159,549
                                                -------------------------------
Automatic conversion of shares ...........           (61,569)          (831,988)
Shares redeemed ..........................          (501,704)        (6,756,045)
                                                -------------------------------
Total redeemed ...........................          (563,273)        (7,588,033)
                                                -------------------------------
Net decrease .............................          (247,801)      $ (3,428,484)
                                                ===============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           168,871       $  2,162,223
Shares issued to shareholders in
  reinvestment of distributions ..........            97,123          1,216,215
                                                -------------------------------
Total issued .............................           265,994          3,378,438
                                                -------------------------------
Automatic conversion of shares ...........          (585,261)        (7,437,583)
Shares redeemed ..........................          (958,367)       (12,280,439)
                                                -------------------------------
Total redeemed ...........................        (1,543,628)       (19,718,022)
                                                -------------------------------
Net decrease .............................        (1,277,634)      $(16,339,584)
                                                ===============================

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                   Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           129,601       $  1,694,179
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................           176,434          2,230,538
                                                -------------------------------
Total issued .............................           306,035          3,924,717
Shares redeemed ..........................          (156,428)        (2,059,186)
                                                -------------------------------
Net increase .............................           149,607       $  1,865,531
                                                ===============================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           108,720       $  1,373,768
Shares issued to shareholders in
  reinvestment of distributions ..........            81,723          1,001,868
                                                -------------------------------
Total issued .............................           190,443          2,375,636
Shares redeemed ..........................          (839,093)       (10,562,949)
                                                -------------------------------
Net decrease .............................          (648,650)      $ (8,187,313)
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            25,293       $    349,476
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................             4,708             62,410
                                                -------------------------------
Total issued .............................            30,001            411,886
Shares redeemed ..........................           (20,550)          (284,627)
                                                -------------------------------
Net increase .............................             9,451       $    127,259
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            19,842       $    264,538
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................             1,429             18,289
                                                -------------------------------
Total issued .............................            21,271            282,827
Shares redeemed ..........................           (15,570)          (205,423)
                                                -------------------------------
Net increase .............................             5,701       $     77,404
                                                ===============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended January 31, 2007.


24          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement -- Matters Considered by the Board

The following disclosure appeared in the July 31, 2006 Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Fund Asset Management, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). The New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           25

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in February 2006, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment


26          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions(R) brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           27

Disclosure of Investment Advisory Agreement (concluded)

actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance


28          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007
at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. The Contingent Sub-Advisory Agreement would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, is contingent on further Board approval. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           29

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 22-23, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement with respect to the Fund between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. The Board considered all relevant factors and did not identify any particular information that was all-important or controlling. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.


30          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

Proxy Results

During the six-month period ended January 31, 2007, BlackRock Focus Value Fund Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------
                                                   Shares Voted       Shares Voted     Shares Voted
                                                        For              Against          Abstain
---------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                        12,185,042          565,393          315,296
---------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement
with BlackRock Advisors, Inc.                        12,185,752          558,666          321,313
---------------------------------------------------------------------------------------------------


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           31

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Select eDelivery under the More Information section
3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


32          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


         BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007           33

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


34          BLACKROCK FOCUS VALUE FUND, INC.          JANUARY 31, 2007

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Focus Value Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                     #10263-1/07

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Focus Value Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Focus Value Fund, Inc.

Date: March 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Focus Value Fund, Inc.

Date: March 26, 2007


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Focus Value Fund, Inc.

Date: March 26, 2007